UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under § 240.14a-12

NEXTGEN HEALTHCARE, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

This filing relates to the proposed merger of NextGen Healthcare, Inc., a Delaware corporation (“NextGen”) and Next Parent LP (“Thoma Bravo”), pursuant to the terms of that certain Agreement and Plan of Merger, dated as of September 5, 2023, by and among NextGen, Next Merger Sub, Inc., and Thoma Bravo.

The following communication was made available to NextGen’s clients on September 6, 2023.

Client FAQ

1.	What was announced?

•	NextGen Healthcare announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm.

•	Under the terms of the agreement, NextGen Healthcare shareholders will receive $23.95 per share in cash for each share of common stock that they own as of the closing.

•	The all-cash transaction values NextGen Healthcare at $1.8 billion, including net debt.

•	Upon completion of the transaction, NextGen Healthcare will become a privately held company.

•	Thoma Bravo has tremendous respect for NextGen Healthcare’s team and the outstanding platform of innovative, award winning healthcare technology solutions that we have built.

•

Through this transaction, we are giving our shareholders an opportunity to receive the maximum cash value for their shares, while, at the same time, providing additional expertise, financial resources and strategic flexibility to fuel NextGen Healthcare’s continued leadership.

2.	Who is Thoma Bravo? Why are they the right partner for NextGen Healthcare?

•	Thoma Bravo is an outstanding partner for NextGen Healthcare.

•	It is one of the largest software investors in the world, with more than US$131 billion in assets under management as of June 30, 2023.

•

Over the past 20 years, Thoma Bravo has invested in more than 440 software and technology companies, many in the healthcare sector including. GHX (Global Healthcare Exchange), Mediware (now Wellsky), Imprivata and Syntellis.

•	Its investment philosophy is centered around working collaboratively with existing management teams to help drive operating excellence and innovation.

•	We have gotten to know Thoma Bravo well leading up to our agreement.

•	It is clear that they have great respect for NextGen Healthcare’s mission, people and technology, and that they look forward to helping build on all that we have accomplished

•	Additional information about Thoma Bravo can be found at www.thomabravo.com.

3.	Why did NextGen Healthcare enter into this transaction?

•	The agreement with Thoma Bravo is the result of a competitive process with many parties intended to maximize shareholder value.

•	For our shareholders, the agreement provides the opportunity for significant and, if completed certain value. The per share cash purchase price represents an:

•	46.4% premium to the Company’s unaffected closing stock price on August 22 (the last trading day prior to published market speculation regarding a potential transaction involving the Company)

•	And a 39.2% premium to the 30-day volume-weighted average price for the period ending September 1

•

For our business, employees and clients, the transaction provides a proven partner as well as additional financial resources, expertise and strategic flexibility as a private company to fuel NextGen Healthcare’s continued leadership.

4.	What are Thoma Bravo’s plans for the Company? Will NextGen Healthcare be combined with another company?

•

During the pendency of the transaction, NextGen Healthcare will continue to operate as a publicly owned company. Following the closing, Thoma Bravo expects to operate the Company as a separate portfolio company.

•	Thoma Bravo invested in NextGen Healthcare because they see a compelling opportunity to lend their expertise and resources to accelerate our growth and success.

•	We expect that our mission, vision and strategy will remain the same.

5.	Will there be any changes to the NextGen Healthcare name and brand?

•	We do not expect any changes to the Company name or branding, either before the closing or after, for the foreseeable future. We expect that the Company will continue to operate as NextGen Healthcare.

6.	Who will lead the Company?

•	Following the close of the transaction, we expect that David Sides will continue to lead NextGen Healthcare as CEO alongside other members of the ELT.

Background to the Agreement / Terms

7.	How did the transaction come about? When did the Company begin the process? How many parties participated in the process? How many strategics? How many were financial sponsors?

•

The agreement with Thoma Bravo follows inbound interest the Company received earlier this year and a deliberate, competitive process overseen by the Company’s Board to maximize shareholder value and best position NextGen Healthcare for growth and success.

•	Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

8.	Was Thoma Bravo’s offer the best / highest offer?

•

Yes, the Board concluded that the offer from Thoma Bravo represented the best opportunity to maximize value for its shareholders. Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

9.	What is the break-up fee?

•	6% of the equity transaction value.

10.	Is there a go shop?

•

Go-shop periods are a timeframe, generally one to two months, where a company being acquired can shop itself for a better deal. Since this agreement resulted from a competitive process, there is no go shop. However, the merger agreement does contain customary “fiduciary out” provisions that would permit the Company to entertain potential superior proposals under certain circumstances.

11.	What happens if a third party emerges with a higher bid?

•	We are not going to speculate about potential higher bids.

•	The Board’s process was designed to maximize shareholder value, and the Board unanimously approved this agreement because it believes it is in the best interest of NextGen Healthcare shareholders.

•	Compelling value: The per share cash purchase price represents:

•	46.4% premium to the Company’s unaffected closing stock price on August 22 (the last trading day prior to published market speculation regarding a potential transaction involving the Company)

•	And a 39.2% premium to the 30-day volume-weighted average price for the period ending September 1

•	Limited conditionality: Close of the transaction is expected in the fourth calendar quarter of 2023.

•	Customary closing conditions and approvals.

•	Not subject to a financing condition.

12.	When is the transaction expected to close? What approvals are required?

•	The transaction is expected to close in the fourth calendar quarter of 2023, subject to:

•	Customary closing conditions

•	Approval by NextGen Healthcare shareholders (majority of shares outstanding) which will be secured by way of a special meeting of the shareholders to be held following this announcement

•	The receipt of required regulatory approvals (HSR)

13.	Are any change in control agreements triggered with this transaction?

•	Information regarding our executive officers’ compensation arrangements and our equity awards are publicly available.

14.	Are members of management getting any kind of stay bonus to continue? What are the terms of David Sides’ go-forward employee agreement?

•	There are no specific management agreements for anyone on the leadership team tied to the transaction as of signing.

•

Any post-closing arrangements will be subject to negotiation during the interim period between signing and closing. Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

15.	When will you hold the Special Meeting of Shareholders?

•	We intend to hold a Special Meeting of Shareholders as soon as feasible.

•	Details on the meeting will be available in our definitive proxy materials once filed.

16.	Have you retained a proxy solicitor?

•	We have ongoing relationships with a range of advisors, including a proxy solicitor, and we intend to engage appropriate advisors at the appropriate time.

17.	Have you spoken with your largest shareholders? What have they said? Are you concerned about any shareholder opposition? What percentage of shareholder approval is required to approve the transaction?

•

Given confidentiality concerns, we did not have any discussions with our largest shareholders directly related to the proposed transaction prior to signing. However, we engage regularly with our shareholders and, while we cannot speak for any of them, we are confident they will recognize the significant premium this transaction will deliver and why our Board unanimously approved it.

•	The transaction must be approved by NextGen Healthcare’s shareholders, representing a majority of all such shares outstanding.

Clients

18.	Will there be any immediate changes for NextGen Healthcare clients as a result of this transaction? What should clients expect in the months ahead?

•	Today’s announcement will have no impact on our day-to-day operations in the near term.

•	Your NextGen Healthcare contact remains the same; all current contracts are continuing as normal; and there are no changes in how we work with you.

•	We expect that, following the closing, the Company will continue to be led by our current team and operate under the NextGen Healthcare name.

•	Our mission, vision and strategy remain the same.

•	In short, it is business as usual.

•	Our focus is – as always – on helping you achieve better outcomes.

•	We are committed to keeping you informed and will follow-up with additional updates as appropriate.

19.	Will there be any changes to client contracts or pricing as a result of this announcement?

•	Your NextGen Healthcare contact remains the same; all current contracts continue as normal; there are no changes in how we work with you.

20.	Will there be any changes to the solutions or services that you offer?

•	Existing services and solutions remain the same; our roadmap remains the same.

•	We will also continue to make investments in new solutions and services that enable us to be a preferred, trusted partner to our clients.

21.	Will my point of contact at NextGen Healthcare change?

•	No, your contacts remain the same.

22.	Where can I find additional information?

•	We believe this transaction should be seamless for our clients.

•	We will continue to keep you informed through usual channels if there is further information to share.

•	As always, if you have any questions, please reach out to your usual NextGen Healthcare contact.

Partners

23.	What does this mean for NextGen Healthcare partners?

•	Today’s announcement will have no impact on our day-to-day operations in the near term.

•	NextGen Healthcare contacts remain the same; all current contracts continue as normal; there are no changes in how we work with you.

•	In short, it remains business as usual.

24.	Do contracts remain in place?

•	Yes. We do not expect any changes to current contracts as a result of this transaction in the near term.

25.	Will my relationships remain the same?

•	Yes, you can continue to work with your usual contacts.

26.	Will you continue to need my [products / services / offerings]?

•	Yes. We do not expect any changes to current contracts as a result of this transaction.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.

The following communications were made available to NextGen’s employees on September 6, 2023.

Employee FAQ

1.	What was announced?

•	NextGen Healthcare announced that it has entered into a definitive agreement to be acquired by Thoma Bravo, a leading software investment firm.

•	Under the terms of the agreement, NextGen Healthcare shareholders will receive $23.95 per share in cash for each share of common stock that they own as of the closing.

•	The all-cash transaction values NextGen Healthcare at $1.8 billion, including net debt.

•	Upon completion of the transaction, NextGen Healthcare will become a privately held company.

•	Thoma Bravo has tremendous respect for NextGen Healthcare’s team and the outstanding platform of innovative, award winning healthcare technology solutions that we have built.

•

Through this transaction, we are giving our shareholders an opportunity to receive the maximum cash value for their shares, while, at the same time, providing additional expertise, financial resources and strategic flexibility to fuel NextGen Healthcare’s continued leadership.

2.	Who is Thoma Bravo? Why are they the right partner for NextGen Healthcare?

•	Thoma Bravo is an outstanding partner for NextGen Healthcare.

•	It is one of the largest software investors in the world, with more than US$131 billion in assets under management as of June 30, 2023.

•

Over the past 20 years, Thoma Bravo has invested in more than 440 software and technology companies, many in the healthcare sector including. GHX (Global Healthcare Exchange), Mediware (now Wellsky), Imprivata and Syntellis.

•	Its investment philosophy is centered around working collaboratively with existing management teams to help drive operating excellence and innovation.

•	We have gotten to know Thoma Bravo well leading up to our agreement.

•	It is clear that they have great respect for NextGen Healthcare’s mission, people and technology, and that they look forward to helping build on all that we have accomplished

•	Additional information about Thoma Bravo can be found at www.thomabravo.com.

3.	Why did NextGen Healthcare enter into this transaction?

•	The agreement with Thoma Bravo is the result of a competitive process with many parties intended to maximize shareholder value.

•	For our shareholders, the agreement provides the opportunity for significant and, if completed certain value. The per share cash purchase price represents an:

•	46.4% premium to the Company’s unaffected closing stock price on August 22 (the last trading day prior to published market speculation regarding a potential transaction involving the Company)

•	And a 39.2% premium to the 30-day volume-weighted average price for the period ending September 1

•

For our business, employees and clients, the transaction provides a proven partner as well as additional financial resources, expertise and strategic flexibility as a private company to fuel NextGen Healthcare’s continued leadership.

4.	What are Thoma Bravo’s plans for the Company? Will NextGen Healthcare be combined with another company?

•

During the pendency of the transaction, NextGen Healthcare will continue to operate as a publicly owned company. Following the closing, Thoma Bravo expects to operate the Company as a separate portfolio company.

•	Thoma Bravo invested in NextGen Healthcare because they see a compelling opportunity to lend their expertise and resources to accelerate our growth and success.

•	We expect that our mission, vision and strategy will remain the same.

5.	Will there be any changes to the NextGen Healthcare name and brand?

•	We do not expect any changes to the Company name or branding, either before the closing or after, for the foreseeable future. We expect that the Company will continue to operate as NextGen Healthcare.

6.	Who will lead the Company?

•	Following the close of the transaction, we expect that David Sides will continue to lead NextGen Healthcare as CEO alongside other members of the ELT.

Background to the Agreement / Terms

7.	How did the transaction come about? When did the Company begin the process? How many parties participated in the process? How many strategics? How many were financial sponsors?

a.

The agreement with Thoma Bravo follows inbound interest the Company received earlier this year and a deliberate, competitive process overseen by the Company’s Board to maximize shareholder value and best position NextGen Healthcare for growth and success.

b.	Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

8.	Was Thoma Bravo’s offer the best / highest offer?

a.

Yes, the Board concluded that the offer from Thoma Bravo represented the best opportunity to maximize value for its shareholders. Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

9.	What is the break-up fee?

a.	6% of the equity transaction value.

10.	Is there a go shop?

a.

Go-shop periods are a timeframe, generally one to two months, where a company being acquired can shop itself for a better deal. Since this agreement resulted from a competitive process, there is no go shop. However, the merger agreement does contain customary “fiduciary out” provisions that would permit the Company to entertain potential superior proposals under certain circumstances.

11.	What happens if a third party emerges with a higher bid?

a.	We are not going to speculate about potential higher bids.

b.	The Board’s process was designed to maximize shareholder value, and the Board unanimously approved this agreement because it believes it is in the best interest of NextGen Healthcare shareholders.

c.	Compelling value: The per share cash purchase price represents:

•	46.4% premium to the Company’s unaffected closing stock price on August 22 (the last trading day prior to published market speculation regarding a potential transaction involving the Company)

•	And a 39.2% premium to the 30-day volume-weighted average price for the period ending September 1

d.	Limited conditionality: Close of the transaction is expected in the fourth calendar quarter of 2023.

•	Customary closing conditions and approvals.

•	Not subject to a financing condition.

12.	When is the transaction expected to close? What approvals are required?

a.	The transaction is expected to close in the fourth calendar quarter of 2023, subject to:

•	Customary closing conditions

•	Approval by NextGen Healthcare shareholders (majority of shares outstanding) which will be secured by way of a special meeting of the shareholders to be held following this announcement

•	The receipt of required regulatory approvals (HSR)

13.	Are any change in control agreements triggered with this transaction?

a.	Information regarding our executive officers’ compensation arrangements and our equity awards are publicly available.

14.	Are members of management getting any kind of stay bonus to continue? What are the terms of David Sides’ go-forward employee agreement?

•	There are no specific management agreements for anyone on the leadership team tied to the transaction as of signing.

a.

Any post-closing arrangements will be subject to negotiation during the interim period between signing and closing. Further details will be made available in our proxy materials that will be filed in connection with the shareholder meeting to approve the transaction.

15.	When will you hold the Special Meeting of Shareholders?

•	We intend to hold a Special Meeting of Shareholders as soon as feasible.

•	Details on the meeting will be available in our definitive proxy materials once filed.

16.	Have you retained a proxy solicitor?

•	We have ongoing relationships with a range of advisors, including a proxy solicitor, and we intend to engage appropriate advisors at the appropriate time.

17.	Have you spoken with your largest shareholders? What have they said? Are you concerned about any shareholder opposition? What percentage of shareholder approval is required to approve the transaction?

•

Given confidentiality concerns, we did not have any discussions with our largest shareholders directly related to the proposed transaction prior to signing. However, we engage regularly with our shareholders and, while we cannot speak for any of them, we are confident they will recognize the significant premium this transaction will deliver and why our Board unanimously approved it.

•	The transaction must be approved by NextGen Healthcare’s shareholders, representing a majority of all such shares outstanding.

Employees

18.	What does it mean to become a private company? What are the benefits?

a.	Becoming a private company means that, if the transaction is completed, NextGen Healthcare’s stock will no longer be listed or traded on Nasdaq, and we will cease to be an SEC-reporting company.

b.	While this is a change in the Company’s ownership structure, we do not expect it to change our strategy or business priorities.

c.	Prior to closing, we will continue to operate the business as usual with a focus on executing our strategy and being a trusted partner for our clients.

19.	What does this transaction mean for NextGen Healthcare team members?

a.

Fundamentally, this transaction is about building on NextGen Healthcare’s many strengths, including our talented employees, and we think this will result in even greater success for our company and more career opportunities for our colleagues over time.

b.	With Thoma Bravo, if the acquisition is consummated, we believe we will be positioned better than ever before to build on our momentum and accelerate our strategy in the future.

c.

This transaction gives shareholders an opportunity to receive the maximum cash value for their shares, while, at the same time, providing NextGen Healthcare with additional financial resources, expertise and flexibility as a private company to make investments in people and technology that further differentiate our offerings.

d.	While our announcement is big news, it is important to keep in mind that business priorities, roles and responsibilities continue as usual.

e.	We need to stay focused on winning in the marketplace, and our clients need to know that we remain focused on them.

f.	Until the transaction is closed, we will continue to operate as a publicly held company.

20.	Will there be layoffs as a result of the transaction?

a.

Our people are an important part of our success, and Thoma Bravo recognizes the talent that has helped NextGen Healthcare realize our important business milestones. Thoma Bravo will need to take the appropriate time to assess the NextGen organization and make employment- related decisions following the closing.

b.	We will continue to invest in talent and align resources with the needs of the Company, just as we do today.

21.	Will there be changes to reporting relationships as a result of the transaction?

a.	Until the transaction is closed, roles, reporting relationships and responsibilities continue as usual.

b.

Our people are an important part of our success, and Thoma Bravo recognizes the talent that has helped NextGen Healthcare realize our important business milestones. Thoma Bravo will need to take the appropriate time to assess the NextGen organization and make employment- related decisions following the closing.

c.	We will continue to invest in talent and align resources with the needs of the Company, just as we do today.

22.	Will there be changes to our remote work policies? Will we still be a remote work company?

a.	We expect to continue to operate as a remote first company and associated policies to continue as usual.

23.	Will there be any changes to team members’ salaries, benefits or compensation as a result of the transaction?

a.

Until the transaction closes, we will operate under our current compensation and benefit programs. Thoma Bravo has agreed that for at least one year after closing, each continuing NextGen Healthcare employee will be provided with compensation and benefits that are no less favorable in the aggregate than the compensation and benefits in effect prior to closing.

b.	As we will no longer have publicly traded stock following the completion of the transaction, we do expect adjustments to our long-term incentive programs.

c.	To the extent there are any other changes, we would inform you as such information becomes available.

24.	Will there be any changes to year-end bonuses?

a.	We are continuing to operate under our current compensation and benefits programs.

b.	Bonus considerations and payouts for fiscal year 2024 will continue in the normal course as planned.

25.	What happens to the Employee Stock Purchase Plan (ESPP)?

a.	The Employee Stock Purchase Plan will be suspended, effective following the upcoming purchase date on September 15, 2023. As a result, there will be no new offering periods under the ESPP.

b.	Upon closing, NextGen Healthcare shares will be exchanged for $23.95 per share in cash.

c.	Between now and September 15, 2023, no team member will be allowed to increase his or her contribution percentage in the ESPP.

26.	What will happen to my NextGen Healthcare stock options at the closing?

•	All outstanding NextGen Healthcare stock options are vested.

•

Each vested stock option that is outstanding (i.e., options that have not been exercised or forfeited) on the closing date of the transaction with an exercise price that is less than $23.95 per share, will be converted into the right to receive:

•	A cash payment determined by multiplying: (1) $23.95 minus the applicable exercise price per share of such option, and (2) the number of shares of common stock underlying such stock option.

•

For example, if you currently have an option to purchase 100 shares at an exercise price of $14.00 per share, you will receive a cash payment at closing of $995.00 (($23.95-$14.00) times 100), less applicable withholding taxes.

•	Any stock option that has a per share exercise price that is equal to or greater than $23.95 will be cancelled upon the closing of the transaction.

•

You may also exercise your stock options as outlined below. However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

•

If your employment terminates prior to the closing for any reason, any vested stock options will remain exercisable for the post- termination exercise period specified in your option agreement. If the transaction closes during this post-termination exercise period, your outstanding vested options will be converted into the cash consideration at the closing in the same manner as the other outstanding stock options.

•

You may exercise your vested stock options in accordance with our normal procedures for exercising options and our insider trading policy. If you are planning to sell your shares, including doing a same-day sale, you may do so only in an open trading window so long as you are not in possession of any material non-public information and follow our procedures for selling.

•

However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

•	More information with respect to these details will be determined and communicated to you as they are finalized.

•

The exchange of your NextGen Healthcare stock options for cash pursuant to the merger will be a taxable transaction for U.S. federal income tax purposes. We recommend you consult your tax advisor. Tax considerations depend on many factors and neither NextGen nor Thoma Bravo is able to provide tax advice.

27.	What happens if I exercise my currently vested stock options before the closing?

•

You may exercise your vested stock options in accordance with our normal procedures for exercising options and our insider trading policy. If you are planning to sell your shares, including doing a same-day sale, you may do so only in an open trading window so long as you are not in possession of any material non-public information and follow our procedures for selling.

•

However, no option exercises will be permitted for some period commencing shortly before the closing of the transaction, and this option exercise blackout period will be communicated as we near the closing date.

28.	What will happen to my NextGen Healthcare restricted stock awards at the closing?

a.

If the transaction closes, each outstanding, unvested share of NextGen healthcare restricted stock held by you will be converted into the right to receive $23.95 in cash, which cash amount will vest and become payable to you in accordance with the original vesting schedule applicable to your restricted stock award.

b.

In addition, if your employment is terminated without cause or you resign for good reason, in either case within 12 months following the closing of the transaction, you will vest in any remaining unvested cash amount at that time, and this amount will be payable to you at the time of your termination.

c.	Until the transaction closes, we remain a public company, and your restricted stock awards will continue to vest on their normal vesting schedule.

d.	More information with respect to these details will be determined and communicated to you as they are finalized.

29.	What will happen to my other NextGen Healthcare shares, and can I trade them?

a.	At the closing, all NextGen Healthcare shares that are vested and owned outright will be cancelled in exchange for the right to receive $23.95 in cash.

b.	Since we will continue to operate as a public company until the transaction closes, all trading windows will still apply.

30.	Will I continue to be subject to trading windows?

a.	Yes. Since we will continue to operate as a public company until the transaction closes, all trading windows will still apply.

31.	Will the TSI integration continue as planned?

a.	The integration is on track, and our Commercial Growth team had a great start to the year, and we expect to continue the process.

b.	What’s exciting about the acquisition is it further strengthens our position in the health data arena.

c.

In collaboration with our NextGen Healthcare Insights team, we’re actively pursuing new and expanded agreements with health data partners, which will drive future revenue growth at an attractive margin.

32.	What should I tell clients about the transaction?

a.	If clients have questions, you should assure them that:

•	They remain our #1 priority;

•	It is business as usual;

•	Client contracts and contacts remain the same;

•	Installations, support and product roadmaps are the same; and

•	Our focus is – as always – on helping our clients achieve better outcomes.

•

It is important that you do not provide any information that is not publicly available and consistent with the information provided to you. If you have any questions regarding what you should or should not communicate to clients, please contact the legal department.

33.	What do I do if I am contacted by the media or other third parties?

a.	Consistent with company policy, if you receive any calls from investors or financial analysts please forward them to James Hammerschmidt at jhammerschmidt@nextgen.com.

b.	Media or market analyst inquiries should be sent to Tami Andrade at tandrade@nextgen.com.

34.	When will I receive more information? Who can I go to if I have any questions?

a.	If you have any questions, please send them to AsktheExecutives@NextGen.com.

b.	We will keep you informed of developments as we move toward completing the transaction in the weeks and months ahead.

Cautionary Note Regarding Forward-Looking Statements

This communication contains forward-looking statements within the meaning of federal securities laws. Forward-looking statements in this communication include, but are not limited to, statements regarding the consummation of the proposed merger between NextGen Healthcare, Inc. (the “Company”) and affiliates of Thoma Bravo (the “Merger”). These forward-looking statements involve a number of risks and uncertainties that could cause actual results to differ materially from those indicated in such forward-looking statements, including but not limited to the ability of the parties to consummate the proposed Merger and the possibility that various closing conditions for the proposed Merger may not be satisfied or waived, and the ability to realize the benefits expected from the proposed Merger. The forward-looking statements in this communication are based on information available to the Company as of the date hereof, and the Company disclaims any obligation to update any forward-looking statements to reflect any change in its expectations or any change in events, conditions, or circumstances on which any such statement is based, except as required by law. For additional information regarding forward-looking statements, please refer to discussions under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operation” and elsewhere in our most recent Annual Report on Form 10-K and in our other reports filed with the U.S. Securities and Exchange Commission (the “SEC”). The Company’s SEC filings are available on the Investor Relations section of our website at https://investor.nextgen.com and on the SEC’s website at www.sec.gov.

The following factors, among others, could cause actual results and future events to differ materially from those set forth or contemplated in the forward-looking statements: (i) the proposed Merger may not be completed in a timely manner or at all, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the Company or the expected benefits of the proposed Merger or that the approval of the Company’s stockholders is not obtained; (ii) the failure to realize the anticipated benefits of the proposed Merger; (iii) the possibility that competing offers or acquisition proposals for the Company will be made; (iv) the possibility that any or all of the various conditions to the consummation of the proposed Merger may not be satisfied or waived, including the failure to receive any required regulatory approvals from any applicable governmental entities (or any conditions, limitations or restrictions placed on such approvals); (v) the occurrence of any event, change or other circumstance that could give rise to the termination of the proposed Merger, including in circumstances which would require the Company to pay a termination fee or other expenses; (vi) the effect of the announcement or pendency of the proposed Merger on the Company’s ability to retain and hire key personnel, or its operating results and business generally; (vii) significant transaction costs associated with the Merger; (viii) potential litigation relating to the Merger; (ix) the risk that disruptions from the Merger will harm the Company’s business, including current plans and operations; (x) legislative, regulatory and economic developments affecting the Company’s business; and (xi) general economic and market developments and conditions; (xii) the evolving legal, regulatory and tax regimes under which the Company operates; and (xiii) potential business uncertainty, including changes to existing business relationships, during the pendency of the Merger that could affect the Company’s financial performance.

Additional Information

This communication may be deemed solicitation material in respect of the proposed acquisition of the Company. A special stockholder meeting will be announced soon to obtain stockholder approval in connection with the proposed Merger. The Company expects to file with the SEC a proxy statement and other relevant documents in connection with the proposed Merger. Investors of the Company are urged to read the definitive proxy statement and other relevant materials carefully and in their entirety when they become available because they will contain important information about the Company and the proposed Merger. Investors may obtain a free copy of these materials (when they are available) and other documents filed by the Company with the SEC at the SEC’s website at www.sec.gov and at the Company’s website at https://www.nextgen.com.

Participants in the Solicitation

The Company and its directors, executive officers and certain other members of management and employees may be deemed to be participants in soliciting proxies from its stockholders in connection with the proposed Merger. Information regarding the persons who may, under the rules of the SEC, be considered to be participants in the solicitation of the Company’s stockholders in connection with the proposed Merger will be set forth in the Company’s definitive proxy statement for its special stockholder meeting. Additional information regarding these individuals and any direct or indirect interests they may have in the proposed Merger will be set forth in the definitive proxy statement when and if it is filed with the SEC in connection with the proposed Merger.